MG&E Turbine Supply Agreement, Exhibit D.3.1

Tower Drawing

Description: Schematic drawing of wind tower.

MG&E Turbine Supply Agreement, Exhibit D.3.2

TOWER FOUNDATION DESIGN BASIS

V82 80-METER IEC IIA WIND TURBINES

JOICE, IOWA

INTRODUCTION

This document contains information relevant to the structural design of foundations for Vestas

V82 IEC IIA wind turbines to be installed on 80-meter HH towers in Joice, Iowa

FUNCTIONAL REQUIREMENTS

The wind turbine foundation shall provide adequate serviceability, strength and stability for a design service life of 20 years. The maximum allowable permanent rotation of the foundation due to differential settlement is 0.17º. All foundations must be designed with a capped drainage system to allow for drainage of water/condensation out of the base of the tower.  The drain cap must be water-tight to prevent leaks in the event that hazardous materials (such as oil) are spilled in the tower. Foundation drawings shall include a requirement for corrosion protection (such as anchor-bolt caps) of the exposed portion of the anchor bolts above the tower base flange.

DESIGN INPUTS

It is the engineer’s responsibility to account for site factors such as proximity to bodies of water,

topography, etc. in the tower and foundation designs.

Design loads exerted on the wind turbine foundation are included as Figure 1. The loads provided in Figure 1 are applicable to Tower Dwg. 759075, rev 0.  Design load combinations and load factors must be applied as required by Code.

A geotechnical report for this site has not been made available to Vestas.  The foundation engineer of record must obtain a geotechnical report from the developer and/or general contractor. The tower and foundation must be designed based on the recommendations and site conditions as described in the geotechnical report. Any variance from the geotechnical recommendations shall be approved in writing by Vestas.

The base flange layout to be used for design of the foundation is attached to this document as

Figure 2.

A typical conduit layout diagram is attached as Figure 3.  This document is to serve as a guideline only and should not be used for construction.

A foundation anchor bolt leveling template drawing and purchasing specification are attached as

Figure 4.  The anchor bolt leveling template is intended for use during construction to align and level the anchor bolts.  It is not intended to be a permanent component of the foundation.

SF# 1108570

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

DESIGN REQUIREMENTS

The wind turbine foundation shall be designed to meet the requirements of the latest editions of the International Building Code, ACI 318 and any related amendments issued at the State or local level.  It is the engineer’s responsibility to determine whether any codes relating to the design of wind turbine foundations in addition to those listed above are enforced by the building department with jurisdiction over the project.  If additional code(s) are enforced, Vestas shall be notified, and the foundation shall be designed to meet the requirements of the additional code(s).

SF# 1108570

Item no. 958482.R1
2005-07-21

Foundation Loads
V82 IEC2A AL40
HH80 US

(Twr. Drw no. 950696)

WWW.VESTAS.COM

Vestas Wind Systems A/S
Alsvej 21
DK-8900 Randers

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

FIGURE 1 – DESIGN LOADS

SF# 1108570

Name:	Date:	Signature:
Written by:	Jan Vanggaard Andersen	17.11.2005	
Approved by:	Jesper Kofoed	17.11.2005	
Filename:	958482.R1 Foundation loads V82-1650 HH80 US.doc		

Document revisions

Rev.	Date:	Changed by:	Changed page:	Description of change:
0	21.07.2005	RSV	All	New document
1	17.11.2005	JVA	4	The note "Warning! These loads are only intended for cost calculation purposes. Do not use these loads for design" is removed.

Connected documents

Document no.:	Document title:

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Contents

1. Introduction 4
2. Load Factors 4
3. Required foundation stiffness 5
4. Extreme loads IEC2A 6
5. Mean production loads 7
6. Fatigue loads 8
   6.1 Rainflow Series IEC2A climate 8
   6.2 Equivalent loads for IEC2a climate 10
7. References 10
8. Appendix A FLEX5 coordinate system 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

1. Introduction

This document contains the foundation loads for the V82 IEC2a with hub height of 80m (Drawing no. 950696). Loads are calculated according to IEC 61400 [1]. The total load spectrum including information on climate, model and load cases is documented in [2] and [3].

The loads presented covers:

- V82/1650 IEC2a 1-speed 60Hz HH80 US (Drawing no. 950696)

All loads refer to level 0.0m. In appendix A the reference coordinate system is shown.

2. Load Factors

Ultimate load cases are divided into 'Normal', 'Abnormal' and 'Transport and erection'. The following load factors should be multiplied on the characteristic loads coming from the three "groups":

Group	Load factor[a)]
Normal	1.35
Abnormal	1.10
Transport and erection	1.50

The load factor for fatigue loads and mean production loads is 1.00.

[a)] On gravity loads (Fz) a load factor of 0.9 should be applied if gravity is working favorable to the foundation design, otherwise a load factor of 1.1 should be applied independently of the load "group".

Page: 4 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

3. Required foundation stiffness

During production the one speed V82 is running at 14.4rpm. Consequently the natural frequencies critical for the integrated structure is as follows:

excitation	f_{ex} [Hz]	a [-]	critical range Hz]
1P	0.240	5	**0.22--0.27**
3P	0.720	2	**0.59--1.02**

The critical range is found from the equation: $a=1/|1-(f_{ex}/f_0)^2|$ where f_{ex} is excitation frequency and f_0 is eigenfrequency. The admissible amplification factor is *a*=5 for 1P and *a*=2 for 3P excitation.
It is seen that the allowable range is [0.27 ;0.59] Hz. From this range the required foundation stiffness has been determined to

	HH80
Upper limit (GNm/rad)	--no limit--
Lower limit (GNm/rad)	**20**

Vestas
Page: 5 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

4. Extreme loads IEC2A

Tables below show extreme horizontal force, bending moment and minimum/maximum vertical force with simultaneous values of other load components during operation and standstill. Loads are characteristic i.e. **loadfactors are not applied.**

Fres[b] [kN]	Fx	Fy	Fz[a]	Mx	My	Mz	Loadfactor
730	-103	722	-2177	-49306	-2848	-1420	1.1
730	-103	722	-2177	-49307	-2848	-1420	1.1
730	-91	724	-2183	-49338	-1854	-1436	1.1
568	568	4	-2278	-458	42313	1173	1.1
542	542	6	-2276	-1014	40449	1231	1.35

Mres[c] [kNm]	Fx	Fy	Fz[a]	Mx	My	Mz	Loadfactor
49603	-126	-715	-2211	49436	-4058	1276	1.1
49602	-126	-715	-2211	49435	-4060	1276	1.1
49384	-88	720	-2183	-49343	-2007	-1275	1.1
42520	564	-16	-2279	622	42516	1261	1.1
40541	542	-9	-2275	-643	40536	1226	1.35

Mz [kNm]	Fx	Fy	Fz[a]	Mx	My	Mz	Loadfactor
-2153	-265	472	-2229	-35704	-11371	-2153	1.1
-2050	-264	438	-2205	-33221	-11046	-2050	1.1
-2050	-264	438	-2205	-33219	-11078	-2050	1.1
1976	284	42	-2277	348	22976	1976	1.35
1913	246	16	-2267	770	19215	1913	1.35

Fz,min[a] [kN]	Fx	Fy	Fz[a]	Mx	My	Mz	Loadfactor
-2340	270	-24	-2340	3738	18451	868	1.35
-2337	396	-29	-2337	2037	25866	343	1.35
-2336	383	5	-2336	1088	27025	268	1.35
-2329	272	17	-2329	955	20364	699	1.35
-2326	217	-90	-2326	8169	15483	795	1.35

Fz,max[a] [kN]	Fx	Fy	Fz[a]	Mx	My	Mz	Loadfactor
-2003	447	35	-2003	-2463	25024	-123	1.1
-2004	435	-35	-2004	2239	23943	42	1.1
-2011	440	51	-2011	-1926	24361	-303	1.1
-2025	226	-76	-2025	5182	11163	357	1.35
-2038	349	2	-2038	-1253	21558	-326	1.35

b) $Fres = \sqrt{Fx^2 + Fy^2}$

c) $Mres = \sqrt{Mx^2 + My^2}$

Page: 6 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

5. Mean production loads

	IEC 2a
F_x [kN]	200
F_z [kN]	-2262
M_y [kNm]	15330
M_z [kNm]	134

Mean production loads are calculated at V_{hub}=10m/s.

Page: 7 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

6. Fatigue loads

6.1 Rainflow Series IEC2A climate

Horizontal force (Fxt0):

ΔF_x(range) kNm	n_i number of full cycles
5.45E+02	1.50E+02
4.58E+02	1.25E+02
4.47E+02	2.50E+01
4.36E+02	7.50E+01
4.14E+02	7.50E+00
4.03E+02	3.25E+01
3.92E+02	7.50E+00
3.81E+02	1.58E+02
3.70E+02	5.75E+01
3.59E+02	7.50E+00
3.49E+02	5.00E+01
3.38E+02	1.25E+04
3.27E+02	6.17E+03
3.16E+02	1.20E+03
3.05E+02	4.57E+04
2.94E+02	7.21E+03
2.83E+02	5.05E+04
2.72E+02	7.79E+04
2.61E+02	1.72E+05
2.51E+02	1.03E+05
2.40E+02	3.82E+05
2.29E+02	3.92E+05
2.18E+02	1.02E+06
2.07E+02	8.78E+05
1.96E+02	5.83E+05
1.85E+02	1.33E+06
1.74E+02	2.19E+06
1.63E+02	2.68E+06
1.53E+02	3.68E+06
1.42E+02	5.13E+06
1.31E+02	8.30E+06
1.20E+02	1.32E+07
1.09E+02	2.66E+07
9.80E+01	3.36E+07
8.71E+01	6.12E+07
7.63E+01	1.01E+08
6.54E+01	1.40E+08
5.45E+01	1.85E+08
4.36E+01	2.42E+08
3.27E+01	2.68E+08
2.18E+01	2.68E+08
1.09E+01	1.33E+08

Vestas
Page: 8 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

Bending moment (Myt0):

ΔM_y (range) kNm	n_i number of full cycles
4.20E+04	1.50E+02
3.53E+04	2.50E+01
3.28E+04	1.25E+02
3.19E+04	2.50E+01
3.11E+04	7.50E+01
2.94E+04	5.00E+01
2.77E+04	1.50E+02
2.61E+04	6.50E+01
2.52E+04	1.08E+02
2.44E+04	1.58E+02
2.35E+04	2.75E+02
2.27E+04	4.50E+02
2.19E+04	2.02E+04
2.10E+04	2.23E+02
2.02E+04	1.65E+02
1.93E+04	6.21E+03
1.85E+04	6.36E+03
1.76E+04	2.61E+04
1.68E+04	1.34E+04
1.60E+04	2.01E+05
1.51E+04	2.64E+04
1.43E+04	2.66E+05
1.34E+04	4.91E+05
1.26E+04	3.38E+05
1.18E+04	8.42E+05
1.09E+04	8.02E+05
1.01E+04	9.90E+05
9.24E+03	1.67E+06
8.40E+03	1.96E+06
7.56E+03	3.65E+06
6.72E+03	5.33E+06
5.88E+03	7.20E+06
5.04E+03	1.41E+07
4.20E+03	2.30E+07
3.36E+03	4.86E+07
2.52E+03	1.05E+08
1.68E+03	3.84E+08
8.40E+02	3.77E+08

Page: 9 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

6.2 Equivalent loads for IEC2a climate

Horizontal force (Fxt0)

n_{eq}	Wöhler exponent					
	3	4	6	8	10	12
5.00E+06	429.3	305.8	242.9	233.6	237.7	249.3
1.00E+07	340.7	257.1	216.4	214.2	221.8	235.3

Bending moment (Myt0)

n_{eq}	Wöhler exponent					
	3	4	6	8	10	12
5.00E+06	16813.6	13819.7	12968.4	13776.6	15602	17902.5
1.00E+07	13345	11620.9	11553.5	12633.2	14557.2	16897.7

7. References

[1] International Standard IEC 61400-1 Ed.2 1999, Part .1
[2] Pending
[3] W:\RD50T\82AL1650.800\Iec20aUS.005\

Page: 10 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

Item no.: 958482.R1
Issued by: Technology
Foundation Loads V82 IEC2A HH80 US
Date: 2005-07-21
Type: MAN

8. Appendix A FLEX5 coordinate system

The figure below shows the FLEX5 coordinate system projected the foundation top.

Mz
Fz
My
Fx
Mx
My
Fy
Wind
Mz
Fz
Fx
Mx

Page: 11 of 11

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

FIGURE 2 – TOWER BASE FLANGE SECTION

SF# 1108570

GROUNDING GUIDELINES

THE GROUNDING SYSTEM MUST HAVE A RESISTANCE TO EARTH OF 10 OHMS OR LESS AND MUST COMPLY WITH THE REQUIREMENTS OF IEC 61024-1 AND ALL LOCALLY ENFORCED CODES AND REGULATIONS. A TYPICAL GROUNDING SYSTEM IS AS FOLLOWS: A 50 MM BARE COPPER CONDUCTOR/WIRE PLACED AROUND THE PERIMETER OF THE FOUNDATION 1 METER BELOW THE SURFACE. TWO TWO 50MM X 6M (DEPTH) COPPER EARTHING RODS CONNECTED TO THE GROUNDING RING WITH 180° SEPARATION. THE GROUNDING RING IS CONNECTED TO THE TOWER GROUNDING SYSTEM AT GROUNDING BRACKETS PROVIDED AT THE BASE OF THE TOWER WITH A MINIMUM OF TWO COPPER WIRES WITH TIN-COATED COPPER CABLE TERMINALS WITH A HOLE DIAMETER OF 12 MM. IF MULTIPLE TURBINES ARE INSTALLED ON THE SAME SITE A MAIN EQUALIZER CONNECTION SHALL BE INSTALLED. THE CONDUCTOR SHALL BE CONNECTED TO THE GROUNDING RING OR TOWER GROUNDING BRACKETS WITH TIN-COATED COPPER CABLE TERMINALS WITH A HOLE Ø OF 12MM. THE EQUALIZER CONNECTION SHALL ALSO BE CONNECTED TO THE NEUTRAL POINT OF THE GROUNDING SYSTEM. THE SYSTEM DESCRIBED ABOVE MAY NOT MEET THE RESISTANCE REQUIREMENTS OF 10 OHMS IN ALL SOIL CONDITIONS.

500
400
30
TYP.

(A) CABLE PENETRATION

2000
1150
200
TYP.
200
TYP.
1900
1050
950
CABLE TO ENTER TOWER THROUGH (6) FOUNDATION CONDUITS OR THROUGH THE TOWER WALL PENETRATION AS SHOWN IN DETAIL A. FOUNDATION CABLE CONDUITS ARE NOT REQUIRED IF CABLES ARE BROUGHT THROUGH THE TOWER WALL.
Ø160 TYP.
4PC FOOTPLATE
15°
20°
150 TYP.
2Ø SCHED. 80 CONDUIT FOR GROUNDING WIRE TYP.
DOOR CENTERLINE
A

FOUNDATION CONDUIT LAYOUT N.T.S.

ALL DIMENSIONS IN MILLIMETERS UNLESS SPECIFIED

Vestas VESTAS - AMERICAN WIND TECHNOLOGY, INC. 1881 SW NAITO PARKWAY, SUITE 100 PORTLAND, OR 97201 (503) 327-2000	FOUNDAION CONDUIT LAYOUT AND GROUNDING GUIDELINES		
	V82-1.65MW		
	SIZE 8.5X11	DWG NO. V82CONDUIT	REV 2
	SCALE N.T.S.	3/29/2006	SHEET 1 OF 1

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

FIGURE 3 – TYPICAL CONDUIT LAYOUT

SF# 1108570

A
A
OUTER B.C.D. Ø3854 ±1.6
INNER B.C.D. Ø3446 ± 1.6
Ø3320 FLANGE I.D. ± 1.6
Ø3880 FLANGE O.D. ±1.6
1" Ø TEMPLATE LEVELING NUTS
TYPICAL (4) LOCATIONS
REFERENCE SECTION A-A
TWO ROWS OF 60 HOLES Ø42mm (120 HOLES TOTAL)
THIS
SIDE
UP

TEMPLATE TOP RING LAYOUT N.T.S

B
B
OUTER B.C.D. Ø3854 ±1.6
INNER B.C.D. Ø3446 ± 1.6
Ø3212 ± 1.6 FLANGE I.D. AT TOP
Ø3218 ± 1.6 FLANGE O.D. AT BOTTOM
Ø4088 ±1.6 FLANGE O.D. AT TOP
Ø4082 ±1.6 FLANGE O.D. AT BOTTOM
MATCH HOLE PATTERN TO TOP RING

TEMPLATE BOTTOM RING LAYOUT N.T.S

TOWER CL
1"Ø TEMPLATE LEVELING NUTS
TYPICAL (4) PLACES
REFERENCE TOP RING LAYOUT
6
6
WELD NUTS TOGETHER
19
63
204
63
330

SECTION A-A

438
TOWER CL
51
114
204
114
432

SECTION B-B

(10) L100x100x10x150 LONG
TEMPLATE RING SEPARATOR ANGLE
IRONS SPACED EVENLY AROUND
BOLT CIRCLE
TEMPLATE TOP RING
6
6
TEMPLATE BOTTOM RINK

TEMPLATE RING ASSEMBLY

Vestas VESTAS - AMERICAN WIND TECHNOLOGY, INC. 111 SW COLUMBIA STREET, SUITE 480 PORTLAND, OR 97201 (503) 827-2000	FOUNDATION BOLT TEMPLATE V80 1.8-MW V82 1.65-MW DOUBLE TEMPLATE RING
ALL DIMENSIONS IN MILLIMETERS	SIZE 11x17 · DWG NO. V80/V82TEMPLATE · REV 1 SCALE N.T.S · DATE 05/10/06 · SHEET 1 OF 1

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

FIGURE 4 – ANCHOR BOLT LEVELING TEMPLATE

SF# 1108570

VESTAS - AMERICAN WIND TECHNOLOGY, INC.

Purchasing Specification					
Issue Date: 09/26/2003	Foundation Template Rings				Document No: General-T04
Revision 0: 09/26/03 MJCA	Revision 1: 07/13/05 TPAS	Revision 2:	Revision 3:	Revision 4:	Revision 5:

0. General

This purchasing specification covers the manufacture of template rings for positioning anchor bolts in a concrete foundation.

1. Product Description

Foundation template rings position the anchor bolt cage to within acceptable tolerance for tower placement on the foundation.

An error in the template ring can lead to a tower not fitting on the foundation, thus creating insurmountable cost overruns due to unusable foundations.

It is critical that hole positions in foundation templates be respected within an acceptable tolerance.

The tolerance on foundation templates is specially designed to complement tower base flange holes, thus the tolerance is explicit and must be respected.

Foundation templates must be manufactured according to the specific drawings.

The foundation template may either be a single plate or a sandwich-style template using two rings separated by spacers welded within a specified gap. This will be specified in the purchase order. The sandwich-style template is required when longer anchor bolts need to be suspended from the template without causing it to deflect excessively.

2. Materials

Unless called for specifically in the manufacturing drawings, the foundation template shall be made using ASTM A36 steel.

3. Manufacture

If the ring is made of segmented plates, these must be welded together to achieve the required ring dimension **before** drilling holes.

Page 1 of 3

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

VESTAS - AMERICAN WIND TECHNOLOGY, INC.

Welded segments must be full penetration groove welded to provide an integrally welded ring. The finished ring must be smooth and circular. A flatness tolerance of +/- 3mm must be achieved if a segmented ring is used.

Holes may be either drilled or burned; however, the proper hole size and positioning tolerance must be achieved using either method.

Hole patterns may not be achieved by using a pattern on a CNC table as shown. This weakens the template and increases the risk of damage that could lead to improper bolt positioning.

Not Acceptable!

4. Manufacturing Tolerances

The template holes are oversized by a maximum of 1/8" larger than the outer diameter of the anchor bolt to be used. The hole diameter shown on the manufacturing drawings includes this overage, thus the hole diameter must be that shown on the drawings within +/- 0.3mm.

Bolt holes must be positioned within a tolerance of +/- 1/16" of their specified location on the drawing.

The outer and inner diameters of the ring must be accurate to within 1/8" of their specified dimension.

Ring thickness must be accurate to within 1/16" of the specified thickness.

Sandwich-style templates separated by spacers must be positioned in line with one another by the use of guiding pins to ensure proper alignment of holes above and below. Upon welding the rings together, the guide pins shall be inserted into each hole to ensure proper alignment.

5. Traceability

Foundation template rings must be stamped with a unique identifier for traceability purposes.

Page 2 of 3

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

VESTAS - AMERICAN WIND TECHNOLOGY, INC.

In addition, the template must be stamped with the following information:

- The word "Vestas"
- Total number of holes
- Hole diameter
- Ring outer diameter
- Ring inner diameter
- Inner bolt circle diameter
- Outer bolt circle diameter

The above information must be highlighted using easily visible paint. The stamping must be done on the upper surface of the ring, and a stenciled indicator "THIS SIDE UP" must be painted near the identifiers.

6. Inspection Requirements

Foundation template rings must be inspected prior to delivery.

Due to the critical nature of the product, the following must be included on the inspection report **at a minimum**:

- Vestas purchase order number
- Outer diameter measured in four directions
- Inner diameter measured in four directions
- Inner bolt circle diameter in a minimum of eight directions
- Outer bolt circle diameter in a minimum of eight directions
- Plate thickness measured in two places
- Total number of holes
- Hole diameters measured in a minimum of four holes
- Flatness measurement in a minimum of two directions (90 degrees removed)
- Signature and printed name of inspector
- Approval for release/certification of compliance

The dimensional inspection report for each template manufactured shall be kept on file at the manufacturer with a copy sent to Vestas via fax (to purchaser's attention).

A laminated copy of the dimensional inspection report shall accompany the product upon delivery.

7. Surface Treatment

Foundation template rings shall be delivered either in an unfinished condition or primed with a zinc-based epoxy depending on the project requirements.

Page 3 of 3

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570

HOLE DIAMETER ± 3/256" (0.3mm)
⌖ 1/16" (1.6mm)
OUTER DIAMETER ± 1/8" (3.2mm)
OUTER B.C.D. ± 1/16" (1.6mm)
INNER B.C.D. ± 1/16" (1.6mm)
INNER DIAMETER ± 1/8" (3.2mm)
VESTAS
S/N "MANUF-12345"
120 HOLES, Ø1-11/16"
OD 13'-1"
ID 10'-11"
INNER BCD 11'-5 1/4"
OUTER BCD 12'-6 3/4"
THIS SIDE UP
EXAMPLE MARKINGS

Vestas

VESTAS - AMERICAN WIND TECHNOLOGY, INC.
111 SW COLUMBIA STREET, SUITE 480
PORTLAND, OR 97201 (503) 327-2000

TITLE: FOUNDATION TEMPLATE RING

SUB TITLE: GENERAL TOLERANCES

NOT FOR CONSTRUCTION

REV	DATE	DESCRIPTION
△	-	-

This drawing, together with its supplements, is property of Vestas – American Wind Technology, Inc. and is subject to copyright protection. The material is placed at the disposal of the receiver solely for personal use, and only for the manufacture, repair or use of original Vestas – American Wind Technology, Inc. products, according to contract or other written agreement between with Vestas – American Wind Technology, Inc. The material must not, either wholly or partly, be copied, reproduced, made public, or in any other way made available to a third party without written consent to this effect from Vestas – American Wind Technology, Inc. The material must not be transferred or handed over to a third party, neither direct nor in succession to the rights of the receiver.

ORIGINAL DATE	SIZE	FSCM NO.	DWG NO.	REV
09/26/2003	A	-	T04	1

SCALE NTS | DRAWN MJCA | SHEET 1 OF 1

MG&E Turbine Supply Agreement, Exhibit D.3.2

VESTAS AMERICAN WIND TECHNOLOGY

DESIGN BASIS

V82 – JOICE, IOWA

9/11/2006

SF# 1108570